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                                                                   EXHIBIT 10.11

                      NINTH AMENDMENT TO CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment" or "Ninth Amendment") dated as of February 26, 1996, ("Effective Date") is between ERC INDUSTRIES, INC. ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into a Credit Agreement (Borrowing Base), dated February 25, 1991, amended by a First Amendment dated August 31, 1991, Second Amendment dated January 3, 1992, Third Amendment dated May 31, 1992, Fourth Amendment dated December 30, 1992, Fifth Amendment dated February 28, 1994, Sixth Amendment dated February 27, 1995, Seventh Amendment dated July 3, 1995 and Eighth Amendment dated December 7, 1995 (as amended, "Credit Agreement" or "Agreement). All defined terms and section, exhibit and annex references shall refer to the Credit Agreement as amended. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, extend and modify the Commitment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

1. Subsection 1.1.A of the Credit Agreement is amended by substituting the following for the Subsection 1.1.A of the Credit Agreement:

        "REVOLVING CREDIT NOTE 1.1.A. Subject to the terms and conditions hereof, the Bank agrees to make loans to the Borrower from time to time before the Termination Date, not to exceed at any one time outstanding for Borrower the lesser of the Borrowing Base or $3,000,000.00 (the "Commitment"). Loans shall take the form of advances under the Note (as hereinafter defined) (each and all advances hereinafter referred to as "Loan" or "Loans"), or payments of commercial letters of credit ("Commercial L/Cs") and/or standby letters of credit ("Standby L/Cs") by Bank. Commercial L/Cs and Standby L/Cs issued by Bank hereunder are hereinafter referred to individually as "Letter of Credit" and collectively as "Letters of Credit". Borrower shall have the right to borrow, repay and reborrow under the Note. The Bank and the Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Note, or any Loan. The Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated as of the Effective Date of the Ninth Amendment in the original principal amount of $3,000,000.00 (together with any and all renewals, extensions, modifications replacements, and

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        rearrangements thereof and substitutions therefor, the "Note"), which promissory note is given in renewal and modification of that certain promissory note dated February 27, 1995, in the original principal amount of $3,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, decrease, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of this Ninth Amendment Effective Date an outstanding principal balance of $2,825,000.00 under the Note, and an aggregate of $168,682.08 in L/C Obligations (representing Letter of Credit numbers 1451961, 1444134, 1455643 and 1456977 issued and outstanding as of the Ninth Amendment Effective Date) for a total outstanding against the Commitment of $2,993,682.08; leaving $6317.92 availability under the Commitment for additional Loans and issuances of Letters of Credit subject to the terms and conditions of this Agreement."

2. Section 8. Definitions. The definition of Termination date in the Credit Agreement is hereby amended by substituting "April 1, 1996" in place of "February 26, 1996", where the latter appears.

3. Borrower confirms and ratifies each of the liens, security interests and other interests granted to Bank in each and all security agreements executed in connection with, related to, or securing the Renewed Note, L/C Obligations and Note as extending to the securing the Loans, L/C Obligations, and the Note, including but not limited to, each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the Collateral as described in any security agreement including any supplemental security agreements executed in connection with related to, or securing the Renewed Note, or any other indebtedness of Borrower to Bank including, but not limited to, the following security agreements (including any amendments and supplements thereto) executed by Borrower and delivered to Bank: Security Agreement - (Accounts, Inventory, Equipment, Fixtures, General Intangibles, Other) dated February 26, 1991; Agreement and First Amendment to Security Agreement effective as of February 26, 1991; and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of or on or about the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Renewed Note, the Note, the L/C Obligations and the Loan Documents.

4. Each of the other Loan Documents are in all respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, confirmed, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this

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    Amendment. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and a of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default,, has occurred and is continuing as of the date hereof.

5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and receipt of additional documents in Proper Form as Bank may require in connection with this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement. This Amendment and the Credit Agreement as amended by this Amendment shall be included within the definition of "Loan Documents" as used in the Credit Agreement and "Agreement", as used in the Credit Agreement, shall mean the Credit Agreement as amended by this Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

     BORROWER:                         ERC INDUSTRIES, INC.



                                       By:
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                                       Name:
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                                       Title:
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     BANK:                             TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:
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                                       Name:
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                                       Title:
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